UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XAI Octagon Floating Rate & Alternative Income Trust
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-1

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

XAI MADISON EQUITY PREMIUM INCOME FUND

321 North Clark Street

Chicago, Illinois 60654

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 7, 2026

Notice is hereby given to the shareholders of each of XAI Octagon Floating Rate & Alternative Income Trust (“XFLT”) and XAI Madison Equity Premium Income Fund (“MCN” and, together with XFLT, the “Funds” and each a “Fund”) that the joint annual meeting of shareholders of the Funds (the “Annual Meeting”) will be held at the offices of XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago, IL 60606 on Thursday, May 7, 2026, at 9:00 a.m. (Central time).

The Annual Meeting is being held for the following purposes:

1.       To elect Trustees as follows:

(a)      With respect to XFLT:    Each of Scott Craven Jones and William T. Meyers as Class III Trustees to be elected by holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Fund’s 2029 annual meeting of shareholders or until their successors shall have been elected and qualified.

(b)      With respect to MCN:    Each of Scott Craven Jones and William T. Meyers as Class III Trustees to be elected by holders of Common Shares, to serve until the Fund’s 2029 annual meeting of shareholders or until their successors shall have been elected and qualified.

2.       To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF EACH FUND (COLLECTIVELY, THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD LISTED IN THE ACCOMPANYING JOINT PROXY STATEMENT FOR YOUR FUND.

The Board has fixed the close of business on March 27, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

If you own shares in more than one Fund as of the close of business on March 27, 2026, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive from us.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote during the Annual Meeting, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:
/s/ Theodore J. Brombach
Theodore J. Brombach
Trustee, President and Chief Executive Officer of each Fund

Chicago, Illinois

April 3, 2026

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST (NYSE: XFLT)

XAI MADISON EQUITY PREMIUM INCOME FUND (NYSE: MCN)

PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 7, 2026

This joint proxy statement (“Proxy Statement”) is furnished to shareholders of each of XAI Octagon Floating Rate & Alternative Income Trust (“XFLT”) and XAI Madison Equity Premium Income Fund (“MCN” and, together with XFLT, the “Funds” and each a “Fund”) in connection with the solicitation by the Board of Trustees of the Funds (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Funds and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago, IL 60606 on Wednesday, May 7, 2026, at 9:00 a.m. (Central time).

As of the Record Date (as defined herein), the outstanding shares (“Shares”) of the Funds were:

	Common Shares	Preferred Shares
XFLT	common shares of beneficial interest, par value $0.01 per share	Series A Mandatory Redeemable Preferred Shares
MCN	common shares of beneficial interest, par value $0.01 per share	None

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact your Fund at (888) 903-3358.

Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual and semi-annual report to shareholders upon request. Requests should be directed to the applicable Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (888) 903-3358.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to each Fund’s shareholders on or about April 3, 2026.

•        Why is a shareholder meeting being held?

Each Fund’s Common Shares and XFLT’s Preferred Shares are listed on the New York Stock Exchange (“NYSE”), and the Funds’ governing documents and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•        What proposal will be voted on?

Shareholders of the Funds are being asked to elect Trustees in the following manner (collectively, the “Proposal”):

(a)      With respect to XFLT:    Each of Scott Craven Jones and William T. Meyers as Class III Trustees to be elected by holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Fund’s 2029 annual meeting of shareholders or until their successors shall have been elected and qualified.

(b)      With respect to MCN:    Each of Scott Craven Jones and William T. Meyers as Class III Trustees to be elected by holders of Common Shares, to serve until the Fund’s 2029 annual meeting of shareholders or until their successors shall have been elected and qualified.

•        Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.

•        Who is asking for your vote?

The enclosed proxy card is solicited by the Board of each Fund for use at the Annual Meeting to be held on Wednesday, May 7, 2026, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

•        How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of named in this Proxy Statement for your Fund. The Board has reviewed the qualifications and backgrounds of the Board’s nominees. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•        Who is eligible to vote?

Shareholders of record of each Fund at the close of business on March 27, 2026 (the “Record Date”) are entitled to attend the Annual Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal applicable to their Shares. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•        How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete the enclosed proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet so your Shares will be represented at the

Annual Meeting, no matter how large or small your holdings may be. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed with respect to Shares of a Fund, such Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact your Fund at (888) 903-3358 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of your Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•        What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•        Why does this Proxy Statement list multiple funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. The quorum requirements for the Funds are independent. The failure of a Fund to achieve a quorum may result in an adjournment of such Fund’s Annual Meeting but will not impact the ability of the other Fund to proceed with its Annual Meeting if such Fund achieves a quorum. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the shareholders of that Fund.

•        How many Shares of each Fund were outstanding as of the record date?

At the close of business on the Record Date, the Funds had the following Shares outstanding:

Fund	Common Shares	Preferred Shares
XFLT	15,230,918	7,300,000
MCN	21,116,722	N/A

THE PROPOSAL: TO ELECT TRUSTEES

The Funds’ governing documents and the rules of the NYSE require the Funds to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders are being asked to elect Trustees in the following manner (collectively, the “Proposal”):

(a)      With respect to XFLT:    Each of Scott Craven Jones and William T. Meyers as Class III Trustees to be elected by holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Fund’s 2029 annual meeting of shareholders or until their successors shall have been elected and qualified.

(b)      With respect to MCN:    Each of Scott Craven Jones and William T. Meyers as Class III Trustees to be elected by holders of Common Shares, to serve until the Fund’s 2029 annual meeting of shareholders or until their successors shall have been elected and qualified.

Composition of the Board

The Trustees of each Fund are currently classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustee of each Fund:

CLASS I TRUSTEES.    Theodore J. Brombach1 and Danielle Cupps2 are the Class I Trustees. The term of the Class I Trustees will continue until the 2027 annual meeting of shareholders or until their successors shall have been duly elected and qualified.

CLASS II TRUSTEES.    Gregory G. Dingens and Philip G. Franklin2 are the Class II Trustees. The term of the Class II Trustees will continue until the 2028 annual meeting of shareholders or until their successors shall have been duly elected and qualified.

CLASS III TRUSTEE.    Scott Craven Jones and William T. Meyers are the Class III Trustees. The Class III Trustees are standing for re-election at the Annual Meeting.

1        Mr. Brombach is a Trustee of XFLT only.

2        With respect to XFLT, designated for election by the holders of Preferred Shares, voting as a separate class.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his or her successor shall have been elected and qualified or until he or she resigns or is otherwise removed. The other Trustees of each Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each of Scott Craven Jones and William T. Meyers has consented to serve as a Trustee of each Fund if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Trustee Biographical Information

Certain information concerning the Trustees (including the Trustee nominees) and the officers of each Fund is set forth in the tables below. Trustees who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Funds are referred to herein as “Independent Trustees.” A Trustee who is classified as an interested person of a Fund is referred to herein as an “Interested Trustee.”

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:
Danielle Cupps Year of Birth: 1970	Trustee	XFLT Trustee since 2017; MCN Trustee since 2024	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019 – 2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016 – 2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006 – 2012); Vice President, Code Hennessy & Simmons LLC (2000 – 2005) (private equity); Associate, Goldman, Sachs & Co. (1998 – 2000).	3	None.

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Gregory G. Dingens Year of Birth: 1964	Trustee (Chair of the Board)	XFLT Trustee since 2017; MCN Trustee since 2024	Current: Member, Siena Capital Partners GP LLC (2006 – present) (private investment fund). Former: Executive Vice President, Monroe Financial Partners, Inc. (2006 – 2024) (investment banking and trading); Member, Siena Capital Partners GP LLC (2006 – present) (private investment fund); Managing Director, Lehman Brothers (2004 – 2006); Managing Director, Merrill Lynch (1993 – 2003).	3	Director, Infusion Marketing Group, LLC (2024 – present) (provider of marketing, regulatory, analytical and funding services to financial service companies).
Philip G. Franklin Year of Birth: 1951	Trustee	XFLT Trustee since 2017; MCN Trustee since 2024	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998 – 2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995 – 1998) (construction equipment).	3	Current: TTM Technologies Inc. (2011 – present). Former: Chairman, Tribune Publishing Company (Tronc, Inc.) (2014 – 2021).
Scott Craven Jones Year of Birth: 1962	Trustee	XFLT Trustee since 2017; MCN Trustee since 2021	Current: Director, Carne Global Financial Services (US) LLC (2013 – present); Managing Director, Park Agency, Inc. (2020 – present).	3	Current: Madison Funds (15 portfolios) (2019 – present); Manager Directed Portfolios, a U.S. Bancorp series trust (13 portfolios) (2016 – present).

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
William T. Meyers Year of Birth: 1966	Trustee	XFLT Trustee since 2024; MCN Trustee since 2024	Current: President of Riivendell Financial Group, LLC (2021 – present). Former: Senior Advisor at XA Investments, LLC (2021 – 2023); Senior Managing Director (2017 – 2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	3	None.
INTERESTED TRUSTEE:
Theodore J. Brombach* Year of Birth: 1963	Trustee of XFLT; President and Chief Executive Officer of each Fund	XFLT Trustee since 2017	Current: Co-Chief Executive Officer of XAI (2016 – present); Co-Founding Partner of XMS Capital Partners, LLC (2006 – present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990 – 2006); Analyst, Kidder, Peabody & Co. (1985 – 1988).	2

Former: RiverWood Bank (2006 – 2024); Power & Digital Infrastructure Acquisition II Corp. (Chair of the Board) (2021 – 2024); Power & Digital Infrastructure Acquisition Corp. (Chair of the Board) (2020 – 2022).

____________

*         Mr. Brombach is an interested person of XFLT because of his position as an officer of the Adviser and certain of its affiliates.

(1)       The business address of each Trustee of each Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)       See “Composition of the Board.”

(3)       As of the date hereof, there are three funds, including the Funds, in the Fund Complex.

Trustee Qualifications

The Board has determined that each Trustee should serve as a Trustee of the Funds based on several factors (none of which alone is determinative). The Board believes that the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with XA Investments LLC, the Funds’ investment adviser (the “Adviser”), each Fund’s investment sub-adviser, other service providers, counsel, auditors and other trustees. Each Trustee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Funds.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933 or the rules and regulations of the SEC.

Theodore J. Brombach.    Mr. Brombach has served as a Trustee of funds in the Fund Complex since 2017. Through his over 30 years of investment experience in the financial industry, including as Co-Chief Executive Officer of XAI, founding partner of XMS Capital Partners, LLC, Chairman of Power & Digital Infrastructure Acquisition Corp., Chairman of Power & Digital Infrastructure Acquisition Corp. II, and Co-Head of Midwest Investment Banking at Morgan Stanley, Mr. Brombach is experienced in financial, regulatory and investment matters.

Danielle Cupps.    Ms. Cupps has served as a Trustee of funds in the Fund Complex since 2017. Through her experience as a Director of CEO & Financial Communications, at McDonald’s Corporation, Managing Director at Kinzie Capital Partners, a private equity firm, Managing Director at BLG Capital Advisors, a family office managing a global portfolio of alternative assets, in various roles, including Director of Corporate and Strategic Development and Chief of Staff in the Office of the Chief Financial Officer, at Boeing Company, Vice President at Code Hennessy & Simmons LLC, a private equity firm, and Associate in the private equity funds group at Goldman, Sachs & Co., Ms. Cupps is experienced in financial, regulatory and investment matters.

Gregory G. Dingens.    Mr. Dingens has served as a Trustee of funds in the Fund Complex since 2017. Through his over 25 years of investment management experience, including as Executive Vice President of Monroe Financial Partners, Inc., Member of Siena Capital Partners, a private investment fund, and Managing Director at both Lehman Brothers and Merrill Lynch, Mr. Dingens is experienced in financial, regulatory and investment matters.

Philip G. Franklin.    Mr. Franklin has served as a Trustee of funds in the Fund Complex since 2017. Through his experience as Chairman of Tribune Publishing Company, Chief Financial Officer and Executive Vice President of Littelfuse, Inc. and Chief Financial Officer and Vice President at OmniQuip International, Mr. Franklin is experienced in financial, accounting and regulatory matters.

Scott Craven Jones.    Mr. Jones has served as a Trustee of funds in the Fund Complex since 2017. Through his experience as a director at Carne Global Financial Services (US) LLC, Chief Operating Officer, Chief Financial Officer and Treasurer of

Aurora Investment Management LLC, Executive Vice President and Chief Administrative Officer of Calamos Asset Management, Inc., Managing Director at Northern Trust Global Investments, in various roles at Nuveen Investments and as a trustee at various other fund complexes, Mr. Jones is experienced in financial, accounting, regulatory and investment matters.

William T. Meyers.    Mr. Meyers has served as a Trustee of funds in the Fund Complex since 2024. Through his over 35 years of investment management experience, including as President of Rivendell Financial Group, LLC, Senior Advisor at XA Investments, LLC, the Funds’ investment adviser, Senior Managing Director and Managing Director of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC and Senior Vice President of Nuveen, Mr. Meyers is experienced in financial, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees. The officers of the Funds were appointed by the Board and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Name, Business Address(1) and Year of Birth	Position	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years
Madeline Arment Year of Birth: 1989 c/o PINE Advisors, LLC 501 S. Cherry St., Suite 1090 Denver, CO 80246	Assistant Treasurer	Officer since 2025	Current: Director of PFO Services, PINE Advisor Solutions (2022 – present). Former: Fund Controller, SS&C ALPS (2018 – 2022); Manager Investment Operations, Shelton Capital Management (2016 – 2018).
Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017

Current: President (2024 – present); Managing Director of XAI (2016 – 2024).

Former: Senior Vice President, Head of Product Development (2013 – 2016), Vice President (2009 – 2013), Assistant Vice President (2007 – 2009) and Associate (2004 – 2007), Nuveen Investments.

Benjamin D. McCulloch Year of Birth: 1981	Chief Legal Officer and Secretary	Officer since 2019

Current: General Counsel & Managing Director (2019 – present); Chief Compliance Officer (2021 – present) of XAI.

Former: Associate, Drinker Biddle & Reath LLP (2015 – 2019); Associate Counsel, First Trust Portfolios LP (2012 – 2015).

Name, Business Address(1) and Year of Birth	Position	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years
Derek Mullins Year of Birth: 1973 c/o PINE Advisors, LLC 501 S. Cherry St., Suite 1090 Denver, CO 80246	Chief Financial Officer and Treasurer	Officer since 2020

Current: Managing Partner, PINE Advisor Solutions, LLC (2018 – present).

Former: Director of Operations, ArrowMark Partners LLC (2009 – 2018), Chief Financial Officer and Treasurer, Meridian Fund, Inc. (2013 – 2018).

Randi Roessler Year of Birth: 1981 c/o PINE Advisors, LLC 501 S. Cherry St., Suite 1090 Denver, CO 80246	Chief Compliance Officer	Officer since 2023

Current: Director, PINE Advisor Solutions, LLC (2023 – present); Chief Compliance Officer, Destra Investment Trust (2 portfolios) (2023 – present); Chief Compliance Officer, BlueBay Destra International & Event-Driven Credit Fund (2023 – present); Chief Compliance Officer, Destra Multi-Alternative Fund (2023 – present); Chief Compliance Officer, ONEFUND Trust (2023 – present); Chief Compliance Officer, Boston Trust Walden Funds (10 portfolios) (2023 – present); Chief Compliance Officer, IDX Funds (2 portfolios) (2023 – present).

Former: Chief Compliance Officer Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023).

John “Yogi” Spence Year of Birth: 1962	Vice President	Officer since 2017	Current: Co-Chief Executive Officer, XAI (2016 – present); Co-Founding Partner, XMS Capital Partners, LLC (2006 – present).
Lisa Woo Year of Birth: 1975	Assistant Treasurer	Officer since 2025

Current: Director of Fund Finance and Operations (2024 – present); Finance and Operations Manager (2018 – 2024), XAI.

Former: Co-Controller, Waveland Investments, LLC (2014 – 2024); Financial Administrator/Accounting Manager, Madison Dearborn Partners, LLC (2008 – 2012).

____________

(1)       The business address of each Officer of the Funds is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)       Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal. Date set forth above is the date since which each officer has served as an officer of one or more funds in the Fund Complex.

Mr. Mullins serves as Chief Financial Officer and Treasurer of each Fund, Ms. Roessler serves as Chief Compliance Officer of each Fund, and Ms. Arment serves as Assistant Treasurer of each Fund, pursuant to Amended and Restated Services Agreements between each Fund and PINE Advisors, LLC (“PINE”). Each Fund pays PINE an annual fee, payable monthly, and reimburses of out-of-pocket expenses. Notwithstanding the Services Agreements, the designations of the Chief Financial Officer and Treasurer of the Funds, the Chief Compliance Officer of the Funds, and Assistant Treasurer of the Funds must be approved by the Board, including, in the case of the Chief Compliance Officer, a majority of the Independent Trustees.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the Funds’ respective sub-advisers, and other service providers who have been approved by the Board. The XFLT board is currently comprised of six Trustees, five of whom (including the chairperson) are Independent Trustees and one of whom is classified as an Interested Trustee. The MCN board is currently comprised of five Trustees, all of whom are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed an independent chairperson, Gregory G. Dingens, who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings and regularly meet outside the presence of Fund management. The Board has determined that this leadership structure, including an independent chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund.

Board Committees

The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Governance Committee.

Audit Committee.    Danielle Cupps, Gregory Dingens, Philip Franklin and Scott Craven Jones, who are Independent Trustees, serve on the Audit Committee. Mr. Jones serves as chairperson of the Audit Committee and has been identified as the Audit Committee Financial Expert of the Funds. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Funds and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Funds’ independent registered public accounting firm.

The Audit Committee presents the following report for each Fund:

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees and operates under a written charter adopted by the Board of Trustees. The Audit Committee meets with management of the Fund and the Fund’s independent registered public accounting firm and reports the results of its activities to the Board of Trustees. Management of the Fund has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the responsibilities of the Audit Committee and independent registered public accounting firm of the Fund, management of the Fund has advised that the Fund’s financial statements for the past fiscal year were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with management and the independent registered public accounting firm of the Fund the audited financial statements of the Fund for the past fiscal year. The Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm as required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm.

Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board of Trustees and approved, pursuant to authority delegated by Board of Trustees, that the audited financial statements be included in the Fund’s Annual Report for the past fiscal year.

Submitted by the Audit Committee of the Board of Trustees:

Danielle C. Cupps, Gregory G. Dingens, Philip G. Franklin and Scott Craven Jones

February 10, 2026

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the XFLT board on May 5, 2017 and the MCN board on December 2, 2024. A copy of the Audit Committee Charter is available on each Fund’s website at www.xainvestments.com.

Governance Committee.    Danielle Cupps, Gregory Dingens, Philip Franklin and Scott Craven Jones, who are Independent Trustees, serve on the Governance Committee. Mr. Franklin serves as chairperson of the Governance Committee. The Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Governance Committee would consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Governance Committee by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Funds, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

The Governance Committee is governed by a written Governance Committee Charter, which was approved by the XFLT board on May 5, 2017 and the MCN board on December 2, 2024. A copy of the Governance Committee Charter is available on each Fund’s website at www.xainvestments.com.

Beneficial Ownership of Securities

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Trustee or Trustee nominee and the aggregate dollar range of securities owned in the Family of Investment Companies by each Trustee as of December 31, 2025.

Name	Dollar Range of Equity Securities of XFLT	Dollar Range of Equity Securities of MCN	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Danielle Cupps	Over $100,000	None	Over $100,000
Gregory G. Dingens	Over $100,000	None	Over $100,000
Philip G. Franklin	Over $100,000	None	Over $100,000
Scott Craven Jones	$50,001 – $100,000	None	$50,001 – $100,000
William T. Meyers	$10,001 – $50,000	None	$10,001 – $50,000
Interested Trustee:
Theodore J. Brombach	Over $100,000(2)	N/A	Over $100,000

____________

(1)       As of December 31, 2025 there were three funds, including the Funds, in the “Family of Investment Companies.”

(2)       The Adviser holds 10,250 Common Shares of XFLT. Mr. Brombach may be deemed to be a beneficial owner of the Common Shares held by the Adviser by virtue of his control over the Adviser.

As of the December 31, 2025, each Trustee and executive officer beneficially owned equity securities of the Funds in the following amounts:

Name	Number of Common Shares of XFLT	Number of Preferred Shares of XFLT	Number of Common Shares of MCN
Danielle Cupps	30,000	None	None
Gregory G. Dingens	28,200	None	None
Philip G. Franklin	80,449	None	None
Scott Craven Jones	10,284	None	None
William T. Meyers	2,907	None	None
Theodore J. Brombach	571,210(1)	None	None
Madeline Arment	None	None	None
Kimberly Ann Flynn	46,708	None	None
Benjamin D. McCulloch	11,491	None	None
Derek Mullins	None	None	None
Randi Roessler	None	None	None
John “Yogi” Spence	587,513(1)	None	2,574
Lisa Woo	None	None	None

____________

(1)       The Adviser holds 10,250 Common Shares of XFLT. Each of Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner of the Common Shares held by the Adviser by virtue of his control over the Adviser.

As of December 31, 2025, each Trustee and executive officer beneficially owned less than 1% of the Common Shares of XFLT, Preferred Shares of XFLT and Common Shares of MCN; the Trustees and executive officers as a group beneficially owned 1.80% of the Common Shares of XFLT; the Trustees and executive officers as a group beneficially owned less than 1% of the Preferred Shares of XFLT; and the Trustees and executive officers as a group beneficially owned less than 1% of the Common Shares of MCN.

Trustee Compensation

The following table sets forth the compensation paid to each Trustee by each Fund and the total compensation paid to each Trustee by funds in the Fund Complex for the twelve months ended September 30, 2025. The Funds’ officers receive no compensation from the Funds but may be officers or employees of the Adviser and may receive compensation in such capacities. Certain officers serve as officers of the Fund pursuant to Amended and Restated Services Agreements between each Fund and PINE, pursuant to which each Fund pays PINE an annual fee and reimburses of out-of-pocket expenses.

Name	Aggregate Compensation from XFLT	Aggregate Compensation from MCN	Pension or Retirement Benefits Accrued as Part of Trust Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees:
Danielle Cupps	$55,534	$7,506	None	None	$63,040
Gregory G. Dingens	$64,176	$8,643	None	None	$72,819
Philip G. Franklin	$59,855	$8,074	None	None	$67,929
Scott Craven Jones	$68,782	$9,496	None	None	$78,278
William T. Meyers	$55,534	$7,506	None	None	$63,040
Interested Trustee:
Theodore J. Brombach(2)	None	N/A	None	None	None

____________

(1)       The Funds do not accrue or pay retirement or pension benefits to Trustees.

(2)       As of September 30, 2025 there were three funds, including the Funds, in the Fund Complex.

(2)       Mr. Brombach is an interested person of XFLT because of his position as an officer of the Adviser and certain of its affiliates. Trustees who are officers or employees of the Adviser or its affiliates receive no compensation from the Funds. Trustees who are officers or employees of the Adviser or its affiliates receive no compensation from the Funds.

The Trustees, other than Trustees who are officers or employees of the Adviser or its affiliates and receive no compensation, receive an aggregate annual retainer of $66,000 with respect to their service as trustees of the funds in the Fund Complex. The chair of the Audit Committee receives an aggregate additional amount of $17,500 annually. The chair of the Board receives an aggregate additional amount of $10,000 annually. The chair of the Nominating & Governance Committee receives an aggregate additional amount of $5,000 annually. Such amounts are allocated among the Funds in the Fund Complex proportionately based on managed assets of each Fund.

Trustee Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Funds, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify that it relates to a Fund and (iv) identify the number of shares held by the shareholder.

Board Meetings

During the twelve months ended September 30, 2025, the Boards held the following number of meetings:

	Board Meetings	Audit Committee Meetings	Governance Committee Meetings
XFLT	5	4	2
MCN	4	4	2

During the twelve months ended September 30, 2025, each Trustee attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Trustee was a Trustee. It is the Funds’ policy to invite Trustees to attend annual meetings of shareholders, either in person or telephonically. One Trustee attended each Fund’s 2025 annual meeting of shareholders.

Shareholder Approval

The affirmative vote of a majority of the Shares for each Fund present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. The holders of Shares will have equal voting rights (i.e., one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Quorum.    The holders of a majority of the Shares of each Fund entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date.    The Board has fixed the close of business on March 27, 2026 as the Record Date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares.    Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards with respect to Shares of a Fund are executed, such Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting.    If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact a Fund at (888) 903-3358 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting.    Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their

Shares voted by broker dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2026

This Proxy Statement is available on the Internet at www.proxyvote.com.

Adviser

XA Investments LLC serves as the investment adviser to the Funds and is responsible for overseeing each Fund’s overall investment strategy and its implementation, including the use of leverage by the Funds. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional-caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of December 31, 2025, the Adviser managed approximately $865 million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Sub-Advisers

XFLT.    Octagon acts as investment sub-adviser to XFLT and is responsible for investing XFLT’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. The Sub-Adviser is majority-owned by Conning & Company, which is an indirect subsidiary of Generali Investments Holding, the asset management business of Generali Group, an Italy-based insurance and financial management firm.

Octagon’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s 25-plus year history. Octagon, as of December 31, 2025, manages $32.4 billion in assets under management across CLOs, commingled funds and separately managed accounts. Octagon provides non-discretionary investment management services for two sub-advised funds.

MCN.    Madison acts as investment sub-adviser to MCN and is responsible for investing MCN’s assets. “Madison” and/or “Madison Investments” is the unifying tradename of Madison Investment Holdings, Inc., Madison Asset Management, LLC (“MAM”), and Madison Investment Advisors, LLC (“MIA”). MAM and MIA are registered as investment advisers with the U.S. Securities and Exchange Commission. Madison Funds are distributed by MFD Distributor, LLC. MFD Distributor, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority. The home office for each firm listed above is 550 Science Drive, Madison, WI 53711. Madison’s toll-free number is 800-767-0300.

Madison, under the direction and supervision of the Board of Trustees and the Adviser, is responsible for the management of MCN’s investment portfolio and provides certain facilities and personnel related to such management.

Administrator

Paralel Technologies LLC (“Paralel”), located at 1700 Broadway, Suite 1850, Denver, Colorado 80290, serves as administrator to the Funds.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen & Company”), has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including all of the Independent Trustees, to audit the accounts of the Funds for the fiscal year ending September 30, 2026. The Funds do not know of any direct or indirect financial interest of Cohen & Company in the Funds. Representatives of Cohen & Company will be invited to attend the Annual Meeting either in person or telephonically and will have the opportunity to make a statement and to answer questions if they desire to do so.

On December 2, 2024, MCN dismissed Deloitte & Touche LLP (“Deloitte”) as MCN’s independent registered public accounting firm and retained Cohen & Company as MCN’s independent registered public accounting firm. Effective as of September 30, 2025, MCN changed its fiscal year end from December 31 to September 30.

Audit Fees

XFLT.    The aggregate fees billed for professional services rendered by Cohen & Company for the fiscal years ended September 30, 2025 and September 30, 2024 for the audit of XFLT’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $90,000 and $93,500, respectively.

MCN.    The aggregate fees billed for professional services rendered by Deloitte & Touche LLP, through December 1, 2024 for the fiscal year ended December 31, 2024 for the audit of MCN’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $4,000. The aggregate fees billed for professional services rendered by Cohen & Company for the fiscal year ended December 31, 2024 and fiscal period from January 1, 2025 to September 30, 2025 for the audit of MCN’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $24,450 and $20,000, respectively.

Audit-Related Fees

XFLT.    The aggregate fees billed for the fiscal years ended September 30, 2025 and September 30, 2024 for assurance and related services rendered by Cohen & Company that are reasonably related to the performance of the audit of XFLT’s financial statements and are not reported under “Audit Fees” was $0, and $0, respectively.

MCN.    The aggregate fees billed through December 1, 2024 for the fiscal year ended December 31, 2024 for assurance and related services rendered by Deloitte & Touche LLP that are reasonably related to the performance of the audit of MCN’s financial statements and are not reported under “Audit Fees” was $0. The aggregate fees billed for the fiscal year ended December 31, 2024 and the fiscal period from January 1, 2025 to September 30, 2025 for assurance and related services rendered by Cohen & Company that are reasonably related to the performance of the audit of MCN’s financial statements and are not reported under “Audit Fees” was $0 and $0, respectively.

Tax Fees

XFLT.    The aggregate fees billed for the fiscal years ended September 30, 2025 and September 30, 2024 for professional services rendered by Cohen & Company for tax compliance, tax advice, and tax planning for XFLT was $15,000 and $15,000, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

MCN.    The aggregate fees billed through December 1, 2024 for the fiscal year ended December 31, 2024 for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for MCN was $0. The aggregate fees billed for the fiscal year ended December 31, 2024 and the fiscal period from January 1, 2025 to September 30, 2025 for professional services rendered by Cohen & Company for tax compliance, tax advice, and tax planning for MCN was $15,000 and $15,000, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

All Other Fees

XFLT.    The aggregate fees billed for the fiscal years ended September 30, 2025 and September 30, 2024 for products and services provided by Cohen & Company, other than the services reported under “Audit Fees,” “Audit-Related Fees” or “Tax Fees,” for XFLT was $0 and $0, respectively.

MCN.    The aggregate fees billed through December 1, 2024 for the fiscal year ended December 31, 2024 for products and services provided by Deloitte & Touche LLP, other than the services reported “Audit Fees,” “Audit-Related Fees” or “Tax Fees” for MCN was $0. The aggregate fees billed for the fiscal year ended December 31, 2024 and fiscal period from January 1, 2025 to September 30, 2025 for products and services provided by Cohen & Company, other than the services reported “Audit Fees,” “Audit-Related Fees” or “Tax Fees” for MCN was $0 and $0, respectively.

Aggregate Non-Audit Fees

XFLT.    The aggregate non-audit fees billed by XFLT’s accountants for services rendered to XFLT, and rendered to XFLT’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to XFLT for the last two fiscal years ended September 30, 2025 and September 30, 2024, other than the services reported above, was $0 and $0, respectively.

MCN.    The aggregate non-audit fees billed by MCN’s accountants for services rendered to MCN, and rendered to MCN’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to MCN for the fiscal year ended December 31, 2024 and the fiscal period from January 1, 2025 to September 30, 2025, other than the services reported above, was $0 and $0, respectively.

Audit Committee’s Pre-Approval Policies and Procedures

For each Fund’s two most recently completed fiscal periods, the Audit Committee approved the engagement of each Fund’s independent registered public accounting firm to provide all audit services. For each Fund’s two most recently completed fiscal periods, no other services were provided by each Fund’s independent registered public accounting firm to such Fund, the Funds’ investment adviser or any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the Funds.

For each Fund’s two most recently completed fiscal periods, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of a Funds shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Funds’ review of such Section 16 filings, the Funds believes that for its previous fiscal year, all filings applicable to such persons were completed and filed on time and in good order.

Principal Shareholders

The following table lists each person who, to the knowledge of the Funds, beneficially owned more than 5% of any class of equity securities of a Fund as of the Record Date. The information contained in this table is based on the Funds’ review of Schedule 13D, Schedule 13G and other regulatory filings.

Fund	Shareholder Name and Address	Class of Shares	Share Holdings		Percentage Owned
XFLT	Sun Life Assurance Co of Canada Sun Life Financial Inc One York Street Toronto, Ontario, Canada M5J 0B6	Mandatory Redeemable Preferred Shares	5,000,000	(1)	65%
	Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Shares	5,467,565	(2)	7.2%

____________

(1)       Based on a Schedule 13G filed with the SEC on October 31, 2025.

(2)       Based on a Schedule 13G filed with the SEC on December 31, 2025.

Delaware Statutory Trust Act — Control Share Acquisitions

Because the Funds are organized as Delaware statutory trusts, they are subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Funds, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•        10% or more, but less than 15% of all voting power;

•        15% or more, but less than 20% of all voting power;

•        20% or more, but less than 25% of all voting power;

•        25% or more, but less than 30% of all voting power;

•        30% or more, but less than a majority of all voting power; or

•        A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of a Fund with respect to Shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding Shares held by the acquirer and its associates as well as Shares held by certain insiders of a Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by a Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of Shares that occurred prior to the Effective Date. However, such Shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired Shares constituting control shares.

The Control Share Statute requires shareholders to disclose to a Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws and the opting in to certain state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Funds and any subsequent acquisitions of shares.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their respective shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their respective shareholders, although certain non-public, personal information of their respective shareholders may become available to the Funds. The Funds do not disclose any non-public, personal information about their respective shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Funds restrict access to non-public, personal information about their respective shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Deadline for Shareholder Proposals

Each Fund’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for such Fund. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for a Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Funds, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

Shareholder proposals intended for inclusion in the Funds’ joint proxy statement in connection with the Funds’ 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Funds at the Funds’ principal executive offices by Decenver 6, 2026 in order to be considered for inclusion in the Funds’ joint proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ joint proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Funds’ Secretary at the Funds’ principal executive offices not earlier than January 7, 2027 and not later than February 6, 2027 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2026 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Funds. Certain officers of the Funds and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Funds for such out-of-pocket expenses.

Other Matters

The management of the Funds knows of no other matters that are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chairperson of the Annual Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

April 3, 2026

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST C/O PARALEL 1700 BROADWAY, SUITE 2100 DENVER, CO 80290 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V93112-Z92716 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the nominees listed. Nominee: 1. Election of Class III Trustees to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, to serve until the Trust’s 2029 annual meeting of shareholders or until their respective successors shall have been elected and qualified. For Against Abstain 1a. Scott Craven Jones 1b. William T. Meyers 2. To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof. Please complete, date and sign this proxy and return it promptly in the enclosed envelope. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com. V93113-Z92716 Solicited on Behalf of the Board of Trustees XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST ANNUAL MEETING OF SHAREHOLDERS May 7, 2026 The undersigned shareholder of XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) hereby appoints Benjamin McCulloch and Kimberly Ann Flynn, and either of them, the proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the Trust standing in the name of the undersigned at the close of business on March 27, 2026, at an Annual Meeting of Shareholders that will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Thursday, May 7, 2026, at 9:00 a.m. (Central Time) and at any and all adjournment(s), postponement(s) or delay(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S) OR DELAY(S) THEREOF. PLEASE SIGN AND DATE ON THE REVERSE SIDE